SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 17, 2001

                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                     No. 1-9021           No. 56-1473727
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000

                                 Not applicable.
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable.

Item 5.           Other Events

                  On January 17, 2001, Wachovia Corporation issued a press release concerning its earnings and results for the fourth quarter of 2000.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  99.1 Press Release, dated January 17, 2001, issued by
                       Wachovia Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WACHOVIA CORPORATION

                                By: /s/ Robert S. McCoy, Jr.
                                    ------------------------
                                Name: Robert S. McCoy, Jr.
                                Title: Vice Chairman and Chief Financial Officer

Date: January 17, 2001